Exhibit 10.3

DEBT RESTRUCTURING AGREEMENT

This Debt Restructuring Agreement (this "Agreement"), dated as of April 29, 2005, is entered into by and among Circuit Research Labs, Inc., an Arizona corporation ("Parent"), CRL Systems, Inc., a Nevada corporation ("Borrower"), and Harman Pro North America, Inc. (successor-in-interest to Harman Acquisition Corp. (f/k/a Orban, Inc.)), a Delaware corporation ("Lender").

RECITALS

A.

The parties hereto entered into a Credit Agreement dated as of May 31, 2000 (the "Original Credit Agreement"), as amended by the First Extension Agreement, dated as of September 29, 2000, the Second Extension Agreement, dated as of November 28, 2000, the Third Extension Agreement, dated as of January 18, 2001, the Fourth Extension Agreement, dated as of February 22, 2001, the Tranche A Extension Agreement, dated as of March 30, 2001, the Tranche A Note and Tranche B Note Extension Agreement, dated as of April 16, 2001 (collectively, the "Extension Agreements"), the Amendment to Credit Agreement, dated as of October 1, 2001 (the "First Amendment to Credit Agreement"), and the Second Amendment to Credit Agreement, dated as of March 1, 2002 (the "Second Amendment to Credit Agreement") (the Original Credit Agreement, as amended by the First Amendment to Credit Agreement, the Second Amendment to Credit Agreement and the Extension Agreements, being referred to herein as the "Credit Agreement").

B.

The loans under the Credit Agreement are currently evidenced by the Tranche A Note and the Tranche B Note.

C.

The parties desire to enter into this Agreement to restructure the obligations of Borrower to Lender under the Credit Agreement.

D.

Concurrently with the execution and delivery of this Agreement, (i) the parties are entering into a Third Amendment to Credit Agreement, in the form attached hereto as Exhibit A (the "Third Amendment to Credit Agreement"), and a First Amendment to Guarantee and Collateral Agreement, in the form attached as an exhibit to the Third Amendment to Credit Agreement (the "GCA Amendment"), and (ii) Borrower is entering into an Amended and Restated Secured Demand Promissory Note, in the form attached as an exhibit to the Third Amendment to Credit Agreement (together with the Third Amendment to Credit Agreement and the GCA Amendment, the "Amended Credit Agreement").

E.

Concurrently with the execution and delivery of this Agreement and in connection with the issuance to Lender of shares of common stock, par value $0.10 per share, of Parent (the "Parent Common Stock") pursuant to this Agreement, Parent and Lender are entering into a Registration Rights Agreement, in the form attached hereto as Exhibit B (the "Registration Rights Agreement" and, together with the Amended Credit Agreement, the "Other Transaction Agreements").

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

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ARTICLE 1
RESTRUCTURING TRANSACTIONS

Section 1.01

Amended Credit Agreement.  Concurrently with the execution and delivery of this Agreement, the parties shall enter into the Amended Credit Agreement.

Section 1.02

Issuance of Lender Shares.  Within three business days after the date hereof and subject to Section 4.03, Parent shall issue and deliver to Lender 2,324,927 shares of Parent Common Stock (the "Lender Shares").  In addition, concurrently with the execution and delivery of this Agreement, Parent and Lender shall enter into the Registration Rights Agreement.

Section 1.03

Issuance of Brentlinger Shares.  Within three business days after the date hereof, Parent shall issue and deliver to Lender or its designee 2,104,000 shares of Parent Common Stock (the "Brentlinger Shares").  The parties hereto acknowledge and agree that Lender will instruct Parent to issue the Brentlinger Shares to C. Jayson Brentlinger, an individual and the Chairman of the Board of Directors, President and Chief Executive Officer of Parent ("Brentlinger"), subject to Brentlinger executing and delivering to Lender (i) a Stock Purchase Agreement, in the form attached hereto as Exhibit C (the "Brentlinger Purchase Agreement"), (ii) a Secured Promissory Note, in the form attached as an exhibit to the Brentlinger Purchase Agreement (the "Brentlinger Note"), issued by Brentlinger to Lender in the original principal amount of $1,000,000, and (iii) a Pledge Agreement, in the form attached as an exhibit to the Brentlinger Purchase Agreement, made by Brentlinger in favor of Lender pledging the Brentlinger Shares as security for Brentlinger's obligations under the Brentlinger Note (together with the Brentlinger Purchase Agreement and the Brentlinger Note, the "Brentlinger Agreements").

Section 1.04

Parent Issuance.  Within 90 days after the date hereof, Parent shall issue and sell shares of its capital stock in exchange for cash consideration in an amount no less than $1,000,000 and no more than $1,500,000; provided, that, without the prior written consent of Lender, Parent shall not (i) issue shares of its preferred stock, par value $100 per share ("Parent Preferred Stock"), or (ii) issue shares of its capital stock for consideration other than cash.  The parties acknowledge and agree that (x) on October 4, 2004, Parent paid to Lender $1,000,000 in immediately available funds, of which $700,000 was borrowed by Parent from a related party, and (y) the conversion of such $700,000 loan into shares of capital stock of Parent shall satisfy the obligation of Parent pursuant to this Section 1.04.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES
OF PARENT AND BORROWER

Parent and Borrower, jointly and severally, represent and warrant to Lender as follows:

Section 2.01

Corporate Existence.  Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona.  Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.  Each of Parent and Borrower is duly qualified to conduct business as a foreign corporation in

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each other jurisdiction in which its ownership or lease of property or conduct of its business requires such qualification under applicable laws.

Section 2.02

Authority; Noncontravention.  Each of Parent and Borrower has the requisite corporate power and authority to enter into this Agreement and the Other Transaction Agreements to be executed by it, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  The execution, delivery and performance of this Agreement and such Other Transaction Agreements by each of Parent and Borrower, and the consummation by each of Parent and Borrower of the transactions contemplated by this Agreement and such Other Transaction Agreements, have been duly authorized and approved by their respective Boards of Directors, and no other corporate action on the part of Parent or Borrower is necessary to authorize the execution, delivery and performance of this Agreement and such Other Transaction Agreements by Parent or Borrower, respectively, and the consummation of the transactions contemplated hereby and thereby.  This Agreement and such Other Transactions Agreements have been duly executed and delivered by each of Parent and Borrower and, assuming that this Agreement and the Other Transaction Agreements to be entered into by Lender constitute valid and binding obligations of Lender, constitute valid and binding obligations of each of Parent and Borrower enforceable against each of Parent and Borrower in accordance with their terms.  The execution and delivery of this Agreement and such Other Transaction Agreements do not, and the consummation of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof will not, (a) conflict with any of the provisions of the certificate of incorporation or bylaws of Parent or Borrower, in each case as amended to the date of this Agreement, (b) conflict with, result in a breach of or default under (with or without notice or lapse of time, or both) any contract, agreement, indenture, mortgage, deed of trust, lease or other instrument to which Parent or Borrower is a party or by which Parent or Borrower or any of their respective assets is bound or subject, or (c) contravene any applicable law or any order, writ, judgement, decree, determination or award applicable to Parent or Borrower.

Section 2.03

Capitalization.

(a)

The authorized capital stock of Parent consists of 20,000,000 shares of Parent Common Stock and 500,000 shares of Parent Preferred Stock.  As of the date of this Agreement, (i) 4,332,533 shares of Parent Common Stock are issued and outstanding, all of which are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights, (ii) 3,475,000 shares of Parent Common Stock are reserved for issuance pursuant to outstanding options (including options under compensatory plans), warrants and other securities and rights to acquire, and other outstanding equity and debt securities convertible into or exchangeable or exercisable for, shares of Parent Common Stock, (iii) no shares of Parent Common Stock are held in treasury, and (iv) no shares of Parent Preferred Stock are issued and outstanding.

(b)

Except as set forth in Section 2.03(a), there are no outstanding (i) shares of capital stock of Parent, (ii) options (including options under compensatory plans), warrants or other securities or rights to acquire from Parent or any of its affiliates shares of capital stock of Parent or (iii) other equity or debt securities of Parent or any of its affiliates convertible into or exchangeable or exercisable for shares of capital stock of Parent (the items in clauses (i), (ii) and

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(iii) being referred to collectively as the "Parent Securities").  There are no outstanding obligations of Parent or any of its affiliates to repurchase, redeem or otherwise acquire any Parent Securities and there are no outstanding or authorized stock appreciation, phantom stock, profit participation or other similar rights with respect to Parent or any of its affiliates.

(c)

The authorized capital stock of Borrower consists of 2,500 shares of common stock, par value $1.00 per share.  As of the date of this Agreement, Parent owns all of the issued and outstanding shares of capital stock of Borrower.  Except as set forth in this Section 2.03(c), there are no outstanding (i) shares of capital stock of Borrower, (ii) options (including options under compensatory plans), warrants or other securities or rights to acquire from Borrower or any of its affiliates shares of capital stock of Borrower or (iii) other equity or debt securities of Borrower or any of its affiliates convertible into or exchangeable or exercisable for shares of capital stock of Borrower.

Section 2.04

Financial Statements; SEC Reports.  Parent has made available to Lender true and complete copies of (a) its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 and its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 filed by Parent with the Securities and Exchange Commission (the "SEC"), (b) proxy statements relating to all of its meetings of stockholders (whether annual or special) held or scheduled to be held since December 31, 2002 and (c) each other registration statement, proxy or information statement, quarterly report on Form 10-Q or current report on Form 8-K filed since December 31, 2002 by Parent with the SEC (such items referenced in (a) through (c) whether filed before, on or after the date of this Agreement, "SEC Reports").  For purposes of this Agreement, the term "Filed SEC Reports" means only those SEC Reports filed and publicly available prior to the date of this Agreement.  Except as set forth in Schedule 2.04, since December 31, 2002, Parent has complied in all material respects with its SEC filing obligations under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act").  Except as set forth in or amended by a subsequent Filed SEC Report, the financial statements and related schedules and notes thereto of Parent contained in the SEC Reports were prepared in accordance with accounting principles generally accepted in the United States ("GAAP") (except, in the case of interim unaudited financial statements which have been prepared in all material respects in accordance with Rule 10-01 of Regulation S-X) applied on a consistent basis except as set forth in the notes to such financial statements, and present fairly in all material respects the consolidated financial position of Parent and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and their cash flows for the periods then ended, subject (in the case of interim unaudited financial statements which have been prepared in all material respects in accordance with Rule 10-01 of Regulation S-X) to normal year-end audit adjustments, and, except as set forth in or amended by a subsequent Filed SEC Report, such financial statements complied as to form as of their respective dates in all material respects with applicable rules and regulations of the SEC.  Each SEC Report was prepared in accordance with the requirements of the Securities Act or the Exchange Act, as applicable, and did not, as of the date of effectiveness in the case of a registration statement, the date of mailing in the case of a proxy statement or the date of filing in the case of any other SEC Reports, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or

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necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, except as set forth in or amended by a subsequent Filed SEC Report.

Section 2.05

Absence of Certain Changes or Events.  Except as set forth in Schedule 2.05, since June 30, 2004, there has not been (a) any declaration, setting aside or payment of any dividend or other distribution in respect of the capital stock of Parent or any redemption or other acquisition by Parent or its subsidiaries of any of the capital stock of Parent or its subsidiaries; (b) except as contemplated by this Agreement, any issuance by Parent, or agreement or commitment of Parent to issue, any shares of capital stock of Parent or securities convertible into or exchangeable for shares of capital stock of Parent; (c) any change by Parent in accounting methods, principles or practices except as required by applicable law or GAAP; (d) any material transaction or any material agreement outside the ordinary course of business (other than the transactions contemplated by this Agreement and the Other Transaction Agreements); or (e) any agreement or commitment, whether in writing or otherwise, to take any action described in Section 2.05(a) through 2.05(d).  Since June 30, 2004, Parent has conducted its business in all material respects in the ordinary course, consistent with past practice, except as contemplated by the Filed SEC Reports and this Agreement.

Section 2.06

Litigation.  As of the date hereof, there are no material actions, suits or proceedings at law or in equity, or any arbitration or any administrative or other proceeding pending, publicly announced or, to Parent’s or Borrower’s knowledge, threatened in writing against or affecting Parent or its subsidiaries, including Borrower, or any of their respective properties or rights and there are no orders, writs, judgments, injunctions, decrees, determinations or awards of any governmental entity outstanding against Parent or its subsidiaries, including Borrower.

Section 2.07

Registration Rights.  Except as set forth in Schedule 2.07, the registration rights granted to Lender pursuant to the Registration Rights Agreement do not conflict with the registration rights, if any, granted to any other holders of Parent Securities, and Parent has not granted registration rights to any holders of Parent Securities that are in conflict with or senior to or pari passu with the registration rights granted to Lender under the Registration Rights Agreement.

Section 2.08

Brokers.  No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Borrower.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES
OF LENDER

Lender represents and warrants to Parent and Borrower as follows:

Section 3.01

Corporate Existence.  Lender is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  Lender is duly qualified to conduct business as a foreign corporation in each other jurisdiction in which its ownership or lease of property or conduct of its business requires such qualification under applicable laws.

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Section 3.02

Authority; Noncontravention.  Lender has the requisite corporate power and authority to enter into this Agreement and the Other Transactions Agreements to be entered into by it and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  The execution, delivery and performance of this Agreement and such Other Transaction Agreements by Lender, and the consummation by Lender of the transactions contemplated by this Agreement and such Other Transaction Agreements, have been duly authorized and approved by its Board of Directors, and no other corporate action on the part of Lender is necessary to authorize the execution, delivery and performance of this Agreement and such Other Transaction Agreements by Lender and the consummation of the transactions contemplated hereby and thereby.  This Agreement and such Other Transaction Agreements have been duly executed and delivered by Lender and, assuming that this Agreement and such Other Transaction Agreements constitute valid and binding obligations of each of Parent and Borrower, as applicable, constitute valid and binding obligations of Lender enforceable against Lender in accordance with their terms.  The execution and delivery of this Agreement and such Other Transaction Agreements do not, and the consummation of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof will not, (a) conflict with any of the provisions of the certificate of incorporation or bylaws of Lender, in each case as amended to the date of this Agreement, (b) conflict with, result in a breach of or default under (with or without notice or lapse of time, or both) any contract, agreement, indenture, mortgage, deed of trust, lease or other instrument to which Lender is a party or by which Lender or any of its assets is bound or subject, or (c) contravene any applicable law or any order, writ, judgement, decree, determination or award currently in effect that is applicable to Lender.

Section 3.03

Securities Laws Compliance.  Except as contemplated by this Agreement, Lender (a) is acquiring the Lender Shares for its own account and not with a view to distribution within the meaning of Section 2(11) of the Securities Act, (b) is an "accredited investor" as such term is defined in Rule 501(a) under the Securities Act, (c) has sufficient knowledge and experience in financial and business matters so as to be able to evaluate the merits and risk of an investment in the Parent Common Stock and is able financially to bear the risks thereof and (d) understands that the Brentlinger Shares and Lender Shares will, upon purchase, be characterized as "restricted securities" under state and federal securities laws and that under such laws and applicable regulations such shares may be resold without registration under such laws only in certain limited circumstances.

Section 3.04

Brokers.  No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Lender.

ARTICLE 4
COVENANTS

Section 4.01

Margin Stock.  Parent shall not, and shall cause its affiliates not to, take, or fail to take, any action that, directly or indirectly, would result in the Parent Common Stock becoming "margin stock" (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 221)) without providing written notice of such action to Parent at least 30 days prior to the taking of such action.

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Section 4.02

Anti-Dilution Rights.  From the date hereof until such time as Parent satisfies its obligation to issue and sell shares of its capital stock pursuant to Section 1.04 hereof, if Parent issues any Parent Securities to any person, including pursuant to Section 1.04 hereof (an "Equity Issuance"), then contemporaneously with such Equity Issuance, Parent shall issue to Lender or its successor(s) in interest, without the requirement of any consideration being given by Parent or such successor(s), a number of shares of Parent Common Stock such that after such issuance Lender and such successor(s) collectively hold the same percentage of outstanding Parent Securities as they did immediately prior to the Equity Issuance.

Section 4.03

Limitation on Issuance of Parent Common Stock to Lender.  Notwithstanding anything to the contrary contained in this Agreement, the number of shares of Parent Common Stock that may be issued to Lender hereunder shall be limited to the extent necessary to ensure that, following any issuance, the total number of shares of Parent Common Stock then owned by Lender and its consolidated subsidiaries does not exceed 19.0% of the total number of issued and outstanding shares of Parent Common Stock (after giving effect to such issuance).  Parent's obligation under this Agreement to issue shares of Parent Common Stock in excess of the limitation referred to in this Section shall be suspended (and shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Parent Common Stock may be issued in compliance with such limitation.  The foregoing limitation shall cease to apply when Parent and Lender have agreed in writing that such limitation should be removed.

ARTICLE 5
MISCELLANEOUS

Section 5.01

Notices.  All notices and other communications required or permitted hereunder will be in writing and, unless otherwise provided in this Agreement, will be deemed to have been duly given when delivered in person or when dispatched by telegram or electronic facsimile transfer (confirmed in writing by mail simultaneously dispatched) or one business day after having been dispatched by a nationally recognized overnight courier service to the appropriate party at the address specified below:

(a)

if to Parent or Borrower, to:

Circuit Research Labs, Inc.

1302 West Drivers Way

Tempe, Arizona 85284

Attention:  C. Jayson Brentlinger

Facsimile:  (480) 403-8303

with a copy to:

Gust Rosenfeld PLC

201 E. Washington, Suite 800

Phoenix, Arizona 85004-2327

Attention:  John L. Hay

Facsimile:  (602) 254-4878

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(b)

if to Lender, to:

Harman Pro North America, Inc.

c/o Harman International Industries, Incorporated

8500 Balboa Blvd.

Northridge, California 91329

Attention:  Frank Meredith, Executive Vice President, Chief Financial

Officer and Secretary

Facsimile:  (818) 894-6757

with a copy to:

Jones Day

2727 North Harwood Street

Dallas Texas  75201

Attention:  James E. O’Bannon

Facsimile:  (214) 969-5100

or to such other address or addresses as any such party may from time to time designate as to itself by like notice.

Section 5.02

Representation by Counsel.  Each of the Borrower and Parent hereby acknowledges that:

(a)

it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the Other Transaction Agreements;

(b)

the Lender does not have any fiduciary relationship with or duty to the Borrower or Parent arising out of or in connection with this Agreement or any of the Other Transaction Agreements, and the relationship between the Lender, on one hand, and the Borrower and Parent, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)

no joint venture is created by this Agreement or any of the Other Transaction Agreements or otherwise exists by virtue of the transactions contemplated hereby and thereby among the Borrower, Parent and the Lender.

Section 5.03

Waiver of Trial by Jury.  The Borrower and Parent each hereby irrevocably waive, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement or any of the Other Transaction Agreements or the transactions contemplated hereby or thereby (whether based on contract, tort or any other theory).  The Borrower and Parent each hereby further (a) certify that no representative, agent or attorney of any other person has represented, expressly or otherwise, that such other person would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledge that it and the other parties hereto

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have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section.

Section 5.04

Successors and Assigns.  This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but will not be assignable or delegatable by any party without the prior written consent of the other parties.

Section 5.05

Entire Agreement.  This Agreement and the Other Transaction Agreements represent the final agreement of Parent, the Borrower and the Lender with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Lender relative to the subject matter hereof and thereof not expressly set forth or referred to in this Agreement or the Other Transaction Agreements, including, without limitation, the Letter Agreement, dated September 3, 2004, among Parent, Borrower, Lender and Brentlinger.

Section 5.06

Amendments and Supplements.  This Agreement may be amended or supplemented at any time by additional written agreements executed by each of the parties hereto as may mutually be determined by the parties hereto to be necessary, desirable or expedient to further the purposes of this Agreement, or to clarify the intention of the parties hereto.

Section 5.07

Governing Law.  This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without regard to the principles of conflict of laws thereof except Sections 5-1401 and 5-1402 of the New York General Obligations Law.

Section 5.08

Titles and Headings.  Titles and headings to Articles and Sections herein are inserted for convenience of reference only, and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Section 5.09

Counterparts.  The Agreement may be executed in several counterparts each of which when so executed will be deemed to be an original and all of which will together constitute one and the same agreement.  Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5.10

Severability.  If any of the terms or provisions of this Agreement or the application thereof to any person or circumstance shall be adjudged to any extent invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction, such provision shall be construed as narrowly as is necessary to prevent such a finding of invalidity or unenforceability, and all of the remaining terms and provisions of this Agreement or their application to other persons or circumstances shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by applicable law.

[SIGNATURE PAGE FOLLOWS]

Signature Page - Debt Restructuring Agreement

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the date first above written.

PARENT:

CIRCUIT RESEARCH LABS, INC.

By: /s/ C. Jayson Brentlinger

Name: C. Jayson Brentlinger

Title: President and Chief Executive Officer

BORROWER:

CRL SYSTEMS, INC.

By: /s/ C. Jayson Brentlinger

Name: C. Jayson Brentlinger

Title: President and Chief Executive Officer

LENDER:

HARMAN PRO NORTH AMERICA, INC.

By: /s/ Frank Meredith

Name: Frank Meredith

Title: Chief Financial Officer

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EXHIBIT A

FORM OF
THIRD AMENDMENT TO CREDIT AGREEMENT

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EXHIBIT B

FORM OF
REGISTRATION RIGHTS AGREEMENT

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EXHIBIT C

FORM OF
BRENTLINGER PURCHASE AGREEMENT

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